UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 7, 2020
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
6634 Hwy 53
Braselton, GA 30517
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Fox Factory Holding Corp. (the “Company”) was held on May 7, 2020, at 1:00 p.m., Eastern Time. A total of 38,602,699 shares of the Company's common stock were outstanding and entitled to vote as of March 9, 2020, the record date for the Annual Meeting. A total of 37,509,539 shares of the Company's common stock were present or represented by proxy at the Annual Meeting, representing approximately 97.16% of the shares outstanding and entitled to vote at the Annual Meeting, thus providing a quorum.
Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of elections.
Proposal No. 1: Election of Directors
The Company’s stockholders elected Dudley W. Mendenhall and Elizabeth A. Fetter to serve on the Company’s Board of Directors as Class I directors, for a three year term, ending at the 2023 Annual Meeting of Stockholders, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Dudley W. Mendenhall	35,742,192	149,611	1,617,736
Elizabeth A. Fetter	35,330,763	561,040	1,617,736
Proposal 2: Ratification of Appointment of Independent Public Accountants
The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent public accountants for fiscal year 2020 by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
37,060,542	445,796	3,201	0
Proposal 3: Advisory Vote on the Company’s Executive Compensation
The Company’s stockholders approved, on an advisory basis, the resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
34,851,715	1,035,453	4,635	1,617,736
For more information regarding Proposals 1, 2 and 3, please refer to the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on March 26, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	May 11, 2020	By:	/s/ John E. Blocher

John E. Blocher
Interim Chief Financial Officer and Interim Treasurer